UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Central Securities Corporation

(Name of registrant as specified in charter)

630 Fifth Avenue, Suite 820, New York, New York 10111

(Address of principal executive offices)

Marlene A. Krumholz

Central Securities Corporation

630 Fifth Avenue

Suite 820

New York, New York 10111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

NINETY-SECOND ANNUAL REPORT

2020

[2]

SIGNS OF THE TIMES

“Around the world, climate change is becoming an epochal crisis, a nightmare of drought, desertification, flooding and unbearable heat, threatening to make vast regions less habitable and drive the greatest migration of refugees in history. But for a few nations, climate change will present an unparalleled opportunity, as the planet’s coldest regions become more temperate. There is plenty of reason to think that those places will also receive an extraordinary influx of people displaced from the hottest parts of the world as the climate warms. Human migration, historically, has been driven by the pursuit of prosperity even more than it has by environmental strife. With climate change, prosperity and habitability – haven and economic opportunity – will soon become one and the same.” (Abraham Lustgarten, The New York Times Magazine, December 20, 2020)

“Throughout history most humans took war for granted, whereas peace was a temporary and precarious state. International relations were governed by the Law of the Jungle, according to which even if two polities lived in peace, war always remained an option. For example, even though Germany and France were at peace in 1913, everybody knew that they might be at each other’s throats in 1914. Whenever politicians, generals, business people and ordinary citizens made plans for the future, they always left room for war. From the Stone Age to the age of steam, and from the Arctic to the Sahara, every person on earth knew that at any moment the neighbors might invade their territory, defeat their army, slaughter their people and occupy their land.

“During the second half of the twentieth century this Law of the Jungle has finally been broken, if not rescinded. In most areas wars became rarer than ever. Whereas in ancient agricultural societies human violence caused about 15 per cent of all deaths, during the twentieth century violence caused only 5 per cent of deaths, and in the early twenty-first century it is responsible for about 1 per cent of global mortality. In 2012 about 56 million people died throughout the world; 620,000 of them died due to human violence (war killed another 500,000). In contrast, 800,000 committed suicide, and 1.5 million died of diabetes. Sugar is now more dangerous than gunpowder.” (Yuval Noah Harari, Homo Deus: A Brief History of Tomorrow, 2016)

“America’s lead in artificial intelligence, for example, is precarious. A.I. will open new frontiers in everything from biotechnology to banking, and it is also a Defense Department priority. Leading the world in A.I. is essential to growing our economy and protecting our security. A recent study that considered more than 100 metrics found that the United States is well ahead of China today but will fall behind in five to 10 years. China also has almost twice as many supercomputers and about 15 times as many deployed 5G base stations as the United States. If current trends continue, China’s overall investments in research and development are expected to surpass those of the United States within 10 years, around the same time its economy is projected to become larger than ours.” (Eric Schmidt, The New York Times, February 28, 2020)

“It was as if the Interstate System of highways had been built using volunteer road crews, working without a map. No one present at the 1969 creation of the network that later became the internet imagined that this niche Pentagon project – built as a research tool for a small group of academic computer scientists – would one day become the backbone of the global economy.” (Margaret O’Mara, The New York Times, October 25, 2020)

“In 1300 or so Marco Polo, a Venetian merchant, introduced Europeans to a monetary marvel witnessed in China. The emperor, he wrote, ‘causes the bark of trees, made into something like paper, to pass for money all over his country.’ Eventually the West also adopted paper money, some six centuries after China invented it. More recent foreign travelers to China have come back agog at the next big step for money: the total disappearance of paper, replaced by pixels on phone screens.” (The Economist, October 10, 2020)

[3]

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
		Net asset value	Source of dividends and distributions			Total dividends and distributions		Unrealized appreciation of investments at end of year
Year Ended December 31,	Total net assets		Ordinary income*	Long-term capital gains*
1995	$292,547,559	$21.74						$162,016,798
1996	356,685,785	25.64	$.28	$1.37		$1.65		214,721,981
1997	434,423,053	29.97	.34	2.08		2.42		273,760,444
1998	476,463,575	31.43	.29	1.65		1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
2014	649,760,644	26.18	.16	1.59		1.75		293,810,819
2015	582,870,527	23.53	.12	1.86		1.98		229,473,007
2016	674,683,352	27.12	.30	.68		.98		318,524,775
2017	826,331,789	32.86	.28	.72		1.00		460,088,116
2018	765,342,588	30.02	.56	.89		1.45		392,947,674
2019	994,595,051	38.42	.57	.78		1.35		607,489,748
2020	1,036,336,494	39.49	.75	.95		1.70		638,120,894

Dividends and distributions for the 25-year period:			$8.40	$36.81		$45.21

*Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.

**Includes non-taxable return of capital of $.55.

The Common Stock is listed on the NYSE American under the symbol CET. On December 31, 2020, the closing market price was $32.64 per share.

[4]

25-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

$125,000
$100,000
$75,000
$50,000
$25,000
$0
CET NAV
CET Market
S&P 500 Index
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Central’s results to December 31, 2020 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	S&P 500 Index
1 Year	8.39%	4.12%	18.39%
5 Year	16.01%	16.71%	15.20%
10 Year	11.19%	11.16%	13.86%
15 Year	9.67%	9.56%	9.87%
20 Year	8.18%	8.14%	7.46%
25 Year	10.55%	9.80%	9.55%
Value of $10,000 invested for a 25-year period	$122,797	$103,521	$97,706

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[5]

To the Stockholders of

Central Securities Corporation:

Financial statements for the year 2020, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	December 31, 2020	December 31, 2019
Net assets	$1,036,336,494	$994,595,051
Net assets per share of Common Stock	39.49	38.42
Shares of Common Stock outstanding	26,240,403	25,889,242

Comparative operating results are as follows:

	Year 2020		Year 2019
Net investment income	$18,090,322		$12,010,223
Per share of Common Stock	.70	*	.47	*
Net realized gain from investment transactions	24,994,234		24,461,167
Increase in net unrealized appreciation of investments	30,631,146		214,542,074
Increase in net assets resulting from operations	73,715,702		251,013,464

*Per-share data are based on the average number of Common shares outstanding during the year.

The Corporation declared two distributions to holders of Common Stock in 2020, $.20 per share paid on June 26 in cash and $1.50 per share paid on December 22 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the $1.70 paid, $.75 represents ordinary income and $.95 represents long-term capital gains. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

In the distribution paid in December, the holders of 43% of the outstanding shares of Common Stock elected stock, and they received 538,555 Common shares at a price of $30.95 per share.

During 2020, the Corporation purchased 201,748 shares of its Common Stock at an average price of $26.60 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

[6]

Central’s net asset value, adjusted for the reinvestment of distributions to shareholders increased by 8.4% during 2020. Over the same period, Central’s shares returned 4.1%. For comparative purposes, the S&P 500 Index increased by 18.4% while the Russell 2000, a broad index composed of smaller companies increased by 19.9%.

Long-term returns on an annualized basis are shown below.

Years	NAV Return	Market Return	S&P 500
10	11.2%	11.2%	13.9%
20	8.2%	8.1%	7.5%
30	13.1%	13.5%	10.7%
40	12.7%	13.1%	11.5%

Last year was not only tragic, but tumultuous and challenging as well. The year began on a high note with the major stock averages reaching a new high in mid-February. Shortly thereafter Coronavirus fears increased, and the market went into a sharp but short correction which ended by late March with the S&P 500 down more than 30%. The stock market then proceeded to rise, reaching all-time highs by early September. Most observers believe the favorable market action was the result of unprecedented increases in the money supply provided by central banks around the world. In the United States, the money supply as measured by M2 increased by 25%. This increase in the money supply stayed in the financial system and the personal savings rate soared. Government interest rates remained below 1%.

One of the more interesting aspects of the stock market last year was the fact that over half of the 18.4% return of the S&P 500 was provided by six companies, Facebook, Apple, Amazon, Netflix, Alphabet (the parent company of Google) and Microsoft. Apple alone added $1 trillion to its market value in the space of 21 weeks. While not attempting to make a stock market forecast, we are reminded of the well-known metaphor of Benjamin Graham to the effect that the stock market is there to serve you, not to guide you.

Central made more portfolio changes than in recent years, and the turnover rate increased to 12%. Our five largest purchases included two new holdings, AON plc., a major insurance broker and human resources consulting firm, and Kennedy-Wilson Holdings, a real estate management and investment company. The other three were increases in our holdings of Charles Schwab, Alphabet and American Express. Lesser new holdings include Cree, Mercadolibre and Alibaba Group Holding. We reduced holdings of Intel and sold Kinsale Capital Group, Citigroup, Berkshire Hathaway and TRI Pointe Group. We also eliminated small holdings in Liberty Latin America and Ribbon Communications.

The most significant positive contributors to Central’s 2020 results, in order of importance were Amazon, Plymouth Rock, Analog Devices, Progressive and Cree. We had several investments which detracted from our results for the year, the most significant of which were Hess, Citigroup, Heritage Crystal-Clean. On a relative basis, in comparison with the S&P 500, our results were hurt by not owning Apple and having limited ownership in companies benefitting from the “work from home” phenomenon like Amazon, coupled with excess exposure to financial companies and energy investments.

Central’s largest and most important investment continues to be Plymouth Rock, a privately held company in which we invested in 1982. The Plymouth Rock Group of Companies together write and manage over $1.6 billion in personal and commercial auto, homeowners and umbrella insurance in Massachusetts, New Hampshire, Connecticut, New York, New Jersey and Pennsylvania. We currently own 23% of the shares outstanding.

[7]

Interestingly, while Plymouth Rock was a positive contributor in 2020 on an absolute basis, it detracted from our relative performance. Importantly, we take a long-term view, and since 1982, it has provided returns to Central in the high teens.

Plymouth Rock was able to navigate the pandemic and the remote working environment well, but expansion into New York and Pennsylvania has been challenging. A more complete discussion of Plymouth Rock’s 2020 year will be contained in its annual report which we expect will be available in April. All the company’s annual reports may be found at www.plymouthrock.com/about/financial-information/annual-reports. Taken together they provide a comprehensive historical record.

Central is an independent, internally managed closed-end investment company. Our objective is long-term growth of capital through the ownership of a equity portfolio containing a limited number of what we believe are superior companies operating in diverse industries. We invest with a time horizon of at least five years. Honest and capable management working in the long-term interest of stockholders is of the utmost importance in our appraisal of investments. Finally, we attempt to purchase investments at a reasonable, if not a bargain price. This approach requires intimate knowledge of the business and management of the companies we own. We believe Central’s ability to take a long-term view is advantageous to our stockholders. A statement of Central’s investment objective, principal investment polices and the principal risks associated with an investment in Central’s common stock is provided beginning on page 22 of this report.

Stockholder’s inquiries are welcome.

John C. Hill         Wilmot H. Kidd        Andrew J. O’Neill

630 Fifth Avenue
New York, New York 10111
February 3, 2021

[8]

TEN LARGEST INVESTMENTS

December 31, 2020

(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company, Inc.	$0.7	$221.7	21.4%	1982
Plymouth Rock underwrites and services over $1.6 billion in automobile and homeowner’s insurance premiums in the Northeast. Founded in 1982, it has grown both organically and by acquisition.
Analog Devices, Inc.	5.8	65.7	6.3	1987

Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing and power management. It has $5.6 billion in global product sales to industrial, communications, automotive and consumer end-markets.

Coherent, Inc.	11.6	52.5	5.1	2007

Coherent is a leading producer of commercial and scientific laser systems and components to diverse end-markets including flat-panel display, microelectronics and materials processing, with $1.2 billion in sales.

Alphabet Inc. Class A	26.0	43.8	4.2	2015
Alphabet provides web-based search, advertising, mobile software and other internet services at global scale. Alphabet’s $172 billion in revenues are predominantly from advertising.
Motorola Solutions, Inc.	11.9	42.5	4.1	2000

Motorola Solutions, with sales of $7.5 billion, is a leading provider of emergency-response and public-safety communication infrastructure, devices, software and services to governments and enterprises globally.

Progressive Corporation	22.7	39.6	3.8	2015
Progressive earns $39 billion in auto, home and other specialty insurance premiums from direct and agent-marketed personal and commercial customers in the U.S.
American Express Company	27.3	36.3	3.5	2015
American Express is a global payment and travel company, offering charge and credit cards and travel services to consumers and businesses. AmEx generates revenues of over $38 billion.
Amazon.com, Inc.	3.2	35.8	3.5	2014

Amazon.com is an online retailer that offers a wide range of products. Amazon also operates the dominant cloud platform service and a streaming entertainment offering. Amazon has revenues of $348 billion.

Capital One Financial Corporation	20.0	32.6	3.1	2013
Capital One is one of the 10 largest banks in the U.S., with assets of over $420 billion and deposits of over $250 billion. It generates revenues of $28 billion.
The Charles Schwab Corporation	20.3	31.8	3.1	2016
Charles Schwab provides brokerage, banking and investment services to individuals, advisors and institutions and has $6.4 trillion in client assets. Schwab generates revenues of over $10 billion.

[9]

DIVERSIFICATION OF INVESTMENTS

December 31, 2020

(unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2020	2019
Common Stocks:
Insurance Underwriters	2	$23,394,394	$261,259,200	25.2%	25.3%
Technology Hardware and Equipment	3	26,101,652	124,742,250	12.0	12.6
Diversified Financial	4	74,607,911	115,995,900	11.2	10.1
Semiconductor	3	14,291,111	108,294,379	10.4	10.4
Health Care	4	41,059,414	66,518,500	6.4	6.6
Communication Services	2	40,953,694	61,178,300	5.9	3.9
Diversified Industrial	3	8,562,089	50,704,660	4.9	5.7
Real Estate	2	43,902,720	48,478,341	4.7	3.7
Retailing	3	14,561,122	47,833,790	4.6	2.4
Energy	1	26,145,421	31,674,000	3.1	4.7
Insurance Brokers	1	27,988,778	30,634,150	3.0	—
Banks	1	13,031,433	29,226,100	2.8	5.4
Other	3	14,090,937	30,272,000	2.9	2.5
Short-Term Investments	2	27,940,787	27,940,787	2.7	6.6

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2020

(unaudited)

	Number of Shares
	Purchased	Sold	Held December 31, 2020
Alibaba Group Holding Limited ADR	30,000		30,000
AON plc Class A	15,000		145,000
Berkshire Hathaway Inc. Class A		35	—
Capital One Financial Corporation		10,000	330,000
Cogent Communications Holdings, Inc.	145,000		290,000
Coherent, Inc.		35,000	350,000
Hess Corporation		100,000	600,000
Kennedy-Wilson Holdings, Inc.	430,000		1,000,000
Mercadolibre, Inc.	3,000		3,000
Rayonier Inc.		58,872	1,041,128
Ribbon Communications Inc.		388,746	—

[10]

STATEMENT OF INVESTMENTS

December 31, 2020

Shares		Value
COMMON STOCKS 97.1%
	Banks 2.8%
230,000	JPMorgan Chase & Co.	$29,226,100

	Communications Services 5.9%
25,000	Alphabet Inc. Class A (a)	43,816,000
290,000	Cogent Communications Holdings, Inc.	17,362,300
		61,178,300

	Consumer Services 0.3%
30,000	Wynn Resorts Ltd. (a)	3,384,900

	Diversified Financial 11.2%
300,000	American Express Company	36,273,000
360,000	The Bank of New York Mellon Corporation	15,278,400
330,000	Capital One Financial Corporation	32,620,500
600,000	The Charles Schwab Corporation	31,824,000
		115,995,900

	Diversified Industrial 4.9%
240,000	Brady Corporation Class A	12,676,800
700,000	Heritage-Crystal Clean, Inc. (a)	14,749,000
54,000	Roper Technologies, Inc.	23,278,860
		50,704,660

	Energy 3.1%
600,000	Hess Corporation	31,674,000

	Health Care 6.4%
90,000	Johnson & Johnson	14,164,200
195,000	Medtronic plc	22,842,300
200,000	Merck & Co., Inc.	16,360,000
300,000	Roche Holdings AG ADR	13,152,000
		66,518,500

	Insurance Brokers 3.0%
145,000	AON plc Class A	30,634,150

	Insurance Underwriters 25.2%
28,424	The Plymouth Rock Company Class A (b)(c)	221,707,200
400,000	Progressive Corporation	39,552,000
		261,259,200

	Real Estate 4.7%
1,000,000	Kennedy-Wilson Holdings, Inc.	17,890,000
1,041,128	Rayonier Inc.	30,588,341
		48,478,341

[11]

Shares		Value
	Retailing 4.6%
30,000	Alibaba Group Holding Limited ADR (a)	$6,981,900
11,000	Amazon.com, Inc. (a)	35,826,230
3,000	Mercadolibre, Inc. (a)	5,025,660
		47,833,790

	Semiconductor 10.4%
445,000	Analog Devices, Inc.	65,739,850
166,615	Cree, Inc. (a)	17,644,529
500,000	Intel Corporation	24,910,000
		108,294,379

	Software and Services 1.9%
90,000	Microsoft Corporation	20,017,800

	Technology Hardware and Equipment 12.0%
350,000	Coherent, Inc. (a)	52,507,000
225,000	Keysight Technologies, Inc. (a)	29,720,250
250,000	Motorola Solutions, Inc.	42,515,000
		124,742,250

	Utilities 0.7%
730,000	Star Group, L.P.	6,869,300

	Total Common Stocks (cost $368,690,676)	1,006,811,570

SHORT-TERM INVESTMENTS 2.7%
	Money Market Fund 0.5%
4,941,030	Fidelity Investments Money Market Fund
	Treasury Only Portfolio Class I	4,941,030

Principal
	U.S. Treasury Bill 2.2%
$23,000,000	U.S. Treasury Bill 0.06%, due 1/7/21 (d)	22,999,757

	Total Short-Term Investments (cost $27,940,787)	27,940,787

	Total Investments (cost $396,631,463) (99.8%)	1,034,752,357

	Cash, receivables and other assets less liabilities (0.2%)	1,584,137

	Net Assets (100%)	$1,036,336,494

(a)Non-dividend paying.

(b)Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 5 and Note 6.

(c)Valued based on Level 3 inputs. See Note 2.

(d)Valued based on Level 2 inputs. See Note 2.

See accompanying notes to financial statements.

[12]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Investments:
Securities of unaffiliated companies (cost $367,980,076) (Note 2)	$785,104,370
Securities of affiliated companies (cost $710,600) (Notes 2, 5 and 6)	221,707,200
Short-term investments (cost $27,940,787) (Note 2)	27,940,787	$1,034,752,357
Cash, receivables and other assets:
Cash	970,842
Dividends receivable	640,683
Operating lease right-of-use asset	584,839
Other assets	116,888	2,313,252
Total Assets		1,037,065,609
Liabilities:
Accrued expenses and other liabilities	144,276
Operating lease liability	584,839
Total Liabilities		729,115
Net Assets		$1,036,336,494
Net Assets are represented by:
Common Stock $1 par value: authorized 40,000,000 shares; issued 26,240,403 (Note 3)		$26,240,403
Surplus:
Paid-in	$368,001,113
Total distributable earnings, including net unrealized appreciation of investments	642,094,978	1,010,096,091
Net Assets		$1,036,336,494
Net Asset Value Per Common Share (26,240,403 shares outstanding)		$39.49

See accompanying notes to financial statements.

[13]

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income
Income:
Dividends from affiliated companies (Note 5)	$14,163,111
Dividends from unaffiliated companies (net of foreign withholding taxes of $119,345)	9,907,024
Interest	199,056	$24,269,191

Expenses:
Investment research	2,709,346
Administration and operations	1,881,778
Occupancy and office operating expenses	530,187
Directors’ fees	266,398
Legal, auditing and tax preparation fees	219,087
Software and information services	178,246
Franchise and miscellaneous taxes	111,652
Transfer agent, registrar and custodian fees and expenses	91,095
Stockholder communications and meetings	71,021
Miscellaneous	120,059	6,178,869
Net investment income		18,090,322

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain from unaffiliated companies	24,994,234
Increase in net unrealized appreciation of investments in unaffiliated companies	24,946,346
Increase in net unrealized appreciation of investments in affiliated companies (Note 5)	5,684,800
Net gain on investments		55,625,380
Increase in Net Assets Resulting from Operations		$73,715,702

See accompanying notes to financial statements.

[14]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2020 and 2019

	2020	2019
From Operations:
Net investment income	$18,090,322	$12,010,223
Net realized gain from investment transactions	24,994,234	24,461,167
Increase in net unrealized appreciation of investments	30,631,146	214,542,074
Increase in net assets resulting from operations	73,715,702	251,013,464
Distributions To Stockholders:
From distributable earnings	(43,694,663)	(34,401,599)
From Capital Share Transactions: (Notes 3 and 8)
Distribution to stockholders reinvested in Common Stock	16,668,277	12,761,527
Issuance of shares of Common Stock to directors and employees	419,162	307,073
Cost of treasury stock purchased	(5,367,035)	(428,002)
Increase in net assets from capital share transactions	11,720,404	12,640,598
Total increase in net assets	41,741,443	229,252,463
Net Assets:
Beginning of year	994,595,051	765,342,588
End of year	$1,036,336,494	$994,595,051

See accompanying notes to financial statements.

[15]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2020

Cash Flows from Operating Activities:
Increase in net assets from operations		$73,715,702
Adjustments to increase in net assets from operations:
Proceeds from securities sold	$105,142,028
Purchases of securities	(128,866,282)
Net decrease in short-term investments	38,142,939
Net realized gain from investments	(24,994,234)
Increase in net unrealized appreciation of investments	(30,631,146)
Non-cash stock compensation	419,162
Reduction of operating lease right-of-use asset	375,543
Depreciation and amortization	7,317
Changes in operating assets and liabilities:
Increase in dividends receivable	(222,423)
Decrease in other assets	1,264
Decrease in accrued expenses and other liabilities	(10,909)
Decrease in operating lease liability	(375,543)
Total adjustments		(41,012,284)
Net cash provided by operating activities		32,703,418
Cash Flows from Financing Activities:
Dividends and distributions paid	(27,026,386)
Treasury stock purchased	(5,367,035)
Cash used in financing activities		(32,393,421)
Net increase in cash		309,997
Cash at beginning of year		660,845
Cash at end of year		$970,842

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions to stockholders	$16,668,277
Issuance of shares of Common Stock to directors and employees	$419,162

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

[16]

1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

Security Valuation—Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Leases—The Corporation recognizes operating leases on its statement of assets and liabilities at the lease commencement date as (1) a liability representing its obligation to make lease payments over the lease term and (2) a corresponding right-of-use (“ROU”) asset for its right to use the underlying asset over the lease term. The lease liability is measured at the inception of the lease at the present value of the unpaid fixed and certain variable lease payments using the rate of interest the Corporation would have paid on a collateralized basis to borrow an amount equal to the lease payments under similar terms. Lease expense for fixed lease payments is recognized on a straight-line basis over the lease term and is included in Occupancy and office operating expenses in the Statement of Operations. Variable payments for increases in operating expenses and real estate taxes are expensed as incurred and also are included in Occupancy and office operating expenses. See Note 9.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

Recently Issued Accounting Pronouncement—Effective January 1, 2020, the Corporation adopted Accounting Standards Update 2018-13, “Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”), which introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. Management has determined that there is no material impact on the applicable financial statement disclosures as a result of the adoption of ASU 2018-13.

NOTES TO FINANCIAL STATEMENTS — Continued

[17]

2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•Level 1—Quoted prices in active markets for identical investments;

•Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;

•Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Incorporated Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of December 31, 2020 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$785,104,370	—	$221,707,200	$1,006,811,570
Short-term investments	4,941,030	$22,999,757	—	27,940,787
Total	$790,045,400	$22,999,757	$221,707,200	$1,034,752,357

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2019	$216,022,400
Change in unrealized appreciation of investments in affiliated companies included in increase in net assets from operations	5,684,800
Balance as of December 31, 2020	$221,707,200

Unrealized appreciation of Level 3 investments still held as of December 31, 2020 increased during the year by $5,684,800, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of December 31, 2020, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.8–1.4; average: 1.2); price-to-historical earnings (range: 12.3–37.7; average: 22.7); and price-to-forward earnings estimates (range: 8.3–27.2; average: 15.4). Management also used a discounted cash flow model based on a forecasted return on equity of approximately 10% and a cost of capital of approximately 10%. Plymouth Rock’s book value was also considered. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management used a discount range of 30% to 40%, a range management believes market participants would apply. Management presented and discussed the above information with the Corporation’s directors, who approved the value for the investment.

Significant increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would result in a higher (lower) range of fair values. Significant increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would result in a lower (higher) range of fair values.

3. Common Stock and Dividend Distributions—The Corporation purchased 201,748 shares of its Common Stock in 2020 at an average price of $26.60 per share representing an average discount from net asset value of 22.8%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of

NOTES TO FINANCIAL STATEMENTS — Continued

[18]

Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

The Corporation declared two distributions to holders of Common Stock in 2020, $.20 per share paid on June 26 in cash and $1.50 per share paid on December 22 in cash or in additional shares of Common Stock at the stockholder’s option. In connection with the December 22 distribution, 201,748 treasury shares were distributed and 336,807 shares of Common Stock were issued, all at a price of $30.95 per share.

The tax character of dividends and distributions paid during the year was ordinary income, $19,278,182 and long-term capital gain $24,416,481; for 2019, it was $14,525,120 and $19,876,479, respectively. As of December 31, 2020, for tax purposes, undistributed ordinary income was $1,076,229 and undistributed long-term realized capital gain was $3,091,031. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; such adjustments were not material for the year ended December 31, 2020.

4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2020, excluding short-term investments, were $128,866,282 and $105,142,028, respectively.

As of December 31, 2020, the tax cost of investments was $396,631,463. Net unrealized appreciation was $638,120,894 consisting of gross unrealized appreciation and gross unrealized depreciation of $638,875,668 and $754,774, respectively.

5. Affiliated Companies—Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the year ended December 31, 2020, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $5,684,800 and the Corporation received dividends of $14,163,111 from Plymouth Rock. The Chief Executive Officer of the Corporation is a director of Plymouth Rock. The President of the Corporation is a director of certain subsidiaries of Plymouth Rock.

6. Restricted Securities—The Corporation may from time to time invest in securities the resale of which is restricted. On December 31, 2020, the Corporation’s restricted securities consisted of 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had an estimated fair value of $221,707,200 at December 31, 2020, which was equal to 21.4% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

7. Bank Line of Credit—The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. No borrowings were made during the year ended December 31, 2020.

8. Compensation and Benefit Plans—The aggregate remuneration paid to all officers during the year ended December 31, 2020 was $3,676,723.

Officers and other employees participate in a 401(k) profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the year ended December 31, 2020, the Corporation contributed $256,351 to the plan, which represented 15% of total qualifying compensation.

The Corporation maintains an incentive compensation plan (the “2012 Plan”) which permits the granting of awards of unrestricted stock, restricted stock, restricted stock units and cash to full-time employees and non-employee directors of the Corporation. The 2012 Plan provides for the issuance of up to 1,000,000 shares of the Corporation’s Common Stock over the ten-year life of the 2012 Plan, of which 907,705 remain available for future

NOTES TO FINANCIAL STATEMENTS — Continued

[19]

grants at December 31, 2020. The 2012 Plan limits the amount of shares that can be awarded to any one person in total or within a certain time period. Any award made under the 2012 Plan may be subject to performance conditions. The 2012 Plan is administered by the Corporation’s Compensation and Nominating Committee.

A summary of awards of unrestricted shares of Common Stock granted and issued in 2020 is presented below. The fair value of unrestricted stock is the average of the high and low prices of the Corporation’s Common Stock on the grant date.

	Officers and employees	Non-employee directors
Number of shares granted	16,436	4,000
Number of shares surrendered for withholding taxes	(6,082)	n/a
Number of shares issued	10,354	4,000
Weighted average grant date fair value	$31.68	$22.79

Pursuant to the terms of the 2012 Plan, each non-employee director is awarded 500 shares of vested unrestricted Common Stock at initial election to the Board of Directors and annually after re-election at the Corporation’s annual meeting. The aggregate value of these awards made in 2020 was $91,148. This amount plus cash payments of $175,250 made to all non-employee directors are included in Directors’ fees expense in the accompanying Statement of Operations.

9. Operating Lease—The Corporation leases office space under a lease that was amended effective July 1, 2019 to extend the lease term until June 30, 2022. The landlord may terminate the lease no earlier than December 31, 2021 with one-year’s notice, in which case the Corporation’s rental commitment would end as of the termination date. The lease includes fixed payments for occupancy and certain utilities and variable payments relating to the Corporation’s share of increases in building operating expenses and real estate taxes.

The lease extension is accounted for as a separate contract, and the Corporation determined that the lease is an operating lease. The Corporation elected not to separate lease and non-lease components of the contract in measuring its lease liability. As of the effective date of the lease extension, the Corporation measured its lease liability and corresponding ROU asset at $1,143,975, which was the present value of the fixed payments under the contract using a discount rate of 3.00%.

Total lease expense for the year ended December 31, 2020 was $468,176 including $398,223 of operating lease cost and $69,953 of variable lease cost.

Fixed amounts due under the lease as of December 31, 2020 are as follows:

2021	$398,223
2022	199,111
Total undiscounted lease payments	597,334
Less imputed interest	(12,495)
Total lease liability	$584,839

[20]

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2020. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value, beginning of year	$38.42	$30.02	$32.86	$27.12	$23.53
Net investment income (a)	.70	.47	.54	.28	.19
Net realized and unrealized gain (loss) on securities (a)	2.20	9.38	(1.91)	6.52	4.41
Total from investment operations	2.90	9.85	(1.37)	6.80	4.60
Less:
Dividends from net investment income	.70	.47	.55	.27	.20
Distributions from capital gains	1.00	.88	.90	.73	.78
Total distributions	1.70	1.35	1.45	1.00	.98
Net change from capital share transactions	(.13)	(.10)	(.02)	(.06)	(.03)
Net asset value, end of year	$39.49	$38.42	$30.02	$32.86	$27.12
Per share market value, end of year	$32.64	$33.10	$24.83	$27.40	$21.79
Total return based on market (%)	4.12	39.03	(4.51)	30.55	19.97
Total return based on NAV (%)	8.39	33.31	(3.88)	25.63	20.44
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,036,336	$994,595	$765,343	$826,332	$674,683
Ratio of expenses to average net assets (%)	.66	.66	.69	.75	.88
Ratio of net investment income to average net assets (%)	1.94	1.32	1.63	.92	.75
Portfolio turnover rate (%)	11.93	7.00	8.04	6.03	9.48

(a)Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[21]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
Central Securities Corporation:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Central Securities Corporation (the “Corporation”), including the statement of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Corporation as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We or our predecessor firms have served as the Corporation’s auditor since 1930.

New York, New York
February 4, 2021

[22]

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT POLICIES,
AND PRINCIPAL RISKS

Investment Objective and Principal Investment Policies

The Corporation’s investment objective is long-term growth of capital. Income received from investments is a secondary consideration.

In pursuing its investment objective, the Corporation invests primarily in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. It is Central’s goal to own companies that it believes will generate superior returns when compared with the broad market and preserve the Corporation’s capital in an inflationary environment. A guiding principle is the consideration of equity securities as units of ownership of a business and the purchase of them when the price appears to be low in relation to the value of the total enterprise. The Corporation’s objective may be changed without a vote of a majority of the Corporation’s voting securities.

Central owns a limited number of companies, and it invests for the long-term. Honest management working in the interests of all shareholders is of the utmost importance in the appraisal of investments. The Corporation may sell securities for a variety of reasons, including excessive valuation, deteriorating results or to redeploy assets into more promising opportunities.

The Corporation is not restricted as to the types of securities (e.g., equity, fixed income) in which it invests. The Corporation may invest in securities of issuers with any market capitalization. The Corporation is not required to be fully invested in securities and generally maintains a portion of its total assets in cash and securities considered to be cash equivalents.

The Corporation has not adopted the practice of concentrating its investments in any particular industry or group of industries and does not contemplate changing its policy or restricting its field of investment. The Corporation is permitted to borrow money, subject to the limits of the Investment Company Act of 1940, as amended. These are fundamental policies and may not be changed without a vote of a majority of the Corporation’s voting securities.

The Corporation also has fundamental policies relating to the issuance of senior securities, the underwriting of securities of other issuers, the purchase or sale of real estate, the purchase or sale of commodities or commodity contracts, and the making of loans. These policies may not be changed without a vote of a majority of the Corporation’s voting securities. The Corporation has a non-fundamental policy permitting it to engage in the writing, sale and purchase of options and may make short sales. The Corporation has not utilized these policies in recent years and does not contemplate using any one of them in an amount greater than 5% of the Corporation’s assets unless stockholders are notified of such intention at least 60 days in advance.

Principal Risks

As with any investment, you could lose all or part of your investment in the Corporation, and the Corporation’s investment performance could trail that of other investments. Investment in the Corporation is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Corporation’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

An investment in the Corporation is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[23]

The Corporation has a substantial portion of its assets invested in the common stock of The Plymouth Rock Company Incorporated, a privately issued, illiquid security.  The investment in Plymouth Rock is subject to many of the risks described further below.

Market Risk. The market values of the Corporation’s investments may decline, perhaps sharply and unpredictably, or fail to rise, for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises.

Active Management Risk. Performance of individual securities can vary widely. The investment decisions of management of the Corporation may cause the Corporation to underperform other investments or benchmark indices. The Corporation may also underperform other investment companies with similar investment objectives or strategies. Management may be incorrect in assessing a particular industry or company. An issuer in which the Corporation invests may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Corporation’s performance. The Corporation may not buy securities at the lowest possible prices or sell securities at the highest possible prices.

Non-Diversification Risk. The Corporation is a “non-diversified” investment company, meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Corporation has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Corporation’s NAV.

Sector Risk. At times, the Corporation may have a significant portion of its assets invested in securities of companies conducting business within one or more broad economic sectors. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Corporation more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. In addition, at times, an economic sector that the Corporation is invested in may be out of favor and underperform other sectors or the market as a whole.

Illiquid Investments Risk. The Corporation may invest a significant portion of its net assets in illiquid investments. An illiquid investment is any investment that the Corporation reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Corporation holds illiquid investments, the illiquid investments may reduce the returns of the Corporation because the Corporation may be unable to transact at advantageous times or prices. An inability to sell securities, at the Corporation’s desired price or at all, can adversely affect the Corporation’s value or prevent the Corporation from being able to take advantage of other investment opportunities.

Privately Issued Securities Risk. The Corporation may invest in privately issued securities. Privately issued securities are securities that have not been registered under the Securities Act of 1933, as amended, and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Corporation.

Valuation Risk. The price the Corporation could receive upon the sale of a security or other asset may differ from the Corporation’s valuation of the security or other asset, particularly for securities or other assets for which there is no public market, that trade in low volume or volatile markets, or that are valued using a fair value

[24]

methodology. In addition, the value of the securities or other assets in the Corporation’s portfolio may change on days or during time periods when stockholders will not be able to purchase or sell the Corporation’s shares.

Market Price of Shares Risk. Shares of common stock of closed-end investment companies like the Corporation often trade in the market at prices lower than (discount to) or higher than (premium to) their NAV. The Corporation cannot predict whether its listed stock will trade at, below or above NAV. Market price risk is a risk separate and distinct from the risk that the Corporation’s NAV will decrease. The Corporation’s shares have generally traded at a discount to the Corporation’s NAV.

In addition to NAV, the market price of shares may be affected by such factors as the Corporation’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors.

Leverage Risk. The Corporation may borrow money from banks or financial institutions. The Corporation may borrow money to make additional investments or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends or other distributions and the settlement of securities transactions that otherwise might require untimely dispositions of the Corporation’s holdings. The use of borrowed money is known as “leverage.”

The use of leverage creates certain risks for the Corporation’s stockholders, including the greater likelihood of higher volatility of the Corporation’s return, its NAV and the market price of its Common Stock. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Corporation’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Corporation incurs capital losses, the return of the Corporation will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders could be reduced or potentially eliminated. The Corporation also may be required to sell investments in order to make interest or principal payments on borrowings used for leverage when it may be disadvantageous to do so.

Stockholder Concentration Risk. A significant portion of the Corporation’s shares are held by a private foundation. This may result in a decreased market for the Corporation’s shares or in downward pressure on the market price of the Corporation’s shares if the foundation decided to sell all or a significant portion of its holding. Either of these factors may lead to the Corporation’s shares trading at a lower price or at a larger discount to net asset value.

Dependence on Key Personnel Risk. The Corporation is internally-managed and has a small number of employees. The loss of the services of certain key employees without suitable replacement may adversely affect the operation of the Corporation.

Status as a Regulated Investment Company. The Corporation has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code. Qualification requires, among other things, compliance by the Corporation with certain distribution and investment requirements. Failure by the Corporation to qualify as a regulated investment company could result in the Corporation paying corporate income taxes which would reduce the Corporation’s investment performance.

[25]

OTHER INFORMATION

Direct Registration

The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2020 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-PORT. The Corporation’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

In order to conduct its business, the Corporation, through its transfer agent, Computershare Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record in connection with their transactions in shares of our securities. This information includes the shareholder’s address, tax identification number and number of shares. We do not collect or maintain personal information about stockholders whose shares are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about our stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Securities Exchange Act of 1934. You can identify forward-looking statements by words such as “believe,” “expect,” “may,” “anticipate,” and other similar expressions when discussing prospects for particular portfolio holdings and/or markets, generally. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

[26]

BOARD OF DIRECTORS AND OFFICERS

Name (age)	Principal Occupation (last five years) and position with the Corporation (if any)	Other Public Company Directorships held by Directors
Independent Directors
L. PRICE BLACKFORD (69) Director since 2012	Managing Director, Scott-Macon Group, Inc. (investment banking)	None
SIMMS C. BROWNING (80) Director since 2005	Retired since 2003; Vice President, Neuberger Berman, LLC (asset management) prior thereto	None
DONALD G. CALDER (83) Director since 1982	Chairman, Clear Harbor Asset Management, LLC 2010-2020; President, G.L. Ohrstrom & Co. Inc. (private investment firm) prior thereto	Brown-Forman Corporation (beverages); Carlisle Companies (industrials) and Roper Technologies, Inc. (manufacturing), each prior to 2010
DAVID C. COLANDER (73) Director since 2009	Professor of Economics, Middlebury College	None
JAY R. INGLIS (86) Director since 1973	Retired since 2014; Vice President and General Counsel, International Claims Management, Inc. prior thereto	None
DAVID R. POPPE (56) Director since 2020	President, Giverny Capital Asset Management since 2020; Private Investor, 2019; Chief Executive Officer, Ruane, Cuniff & Goldfarb (asset management) prior thereto	None
Interested Directors
WILMOT H. KIDD (79) Director since 1972	Chairman and Chief Executive Officer, Central Securities Corporation; President, Central Securities Corporation 1973-2018	Silvercrest Asset Management Group, Inc. (2013-2020)
WILMOT H. KIDD IV (41) Director since 2017	Independent photographer, cinematographer and film producer	None
Other Officers
JOHN C. HILL (47)	President since 2018 and Vice President since 2016; Analyst, Davis Advisors, 2009-2016
MARLENE A. KRUMHOLZ (57)	Vice President since 2009 and Secretary since 2001
ANDREW J. O’NEILL (48)	Vice President since 2011, Investment Analyst since 2009
LAWRENCE P. VOGEL (64)	Treasurer since 2010 and Vice President since 2009

The Corporation is a stand-alone investment company. The address of each Director and officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111. All Directors serve for a term of one year and are elected by stockholders at the Corporation’s annual meeting. Officers serve at the pleasure of the Board of Directors.

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
Wilmot H. Kidd IV
David M. Poppe

OFFICERS

Wilmot H. Kidd, Chief Executive Officer
John C. Hill, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 505000, Louisville, KY 40233
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.
(b)	No information need be disclosed pursuant to this paragraph.
(c)	Not applicable.
(d)	The registrant has not granted any waivers, including implicit waivers from a provision of this code of ethics.
(e)	Not applicable.
(f)	This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts.

(a)	The Board of Directors of the Corporation has determined that none of the members of its Audit Committee meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Audit Committee collectively has sufficient expertise to perform its duties. In addition, the Audit Committee’s charter authorizes the Audit Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

	2020		2019
Audit fees	$109,000	(1)	$113,000	(1)
Audit-related fees	0		0
Tax fees	24,200	(2)	23,500	(2)
All other fees	0		0
Total fees	$133,200		$136,500

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting. All of the non-audit and tax services provided by KPMG LLP for fiscal year 2020 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee. Its members are: L. Price Blackford, Simms C. Browning, Donald G. Calder, David C. Colander, Jay R. Inglis and David M. Poppe.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interest of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

•	We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
•	We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
•	We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
•	We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
•	We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by case basis.

•	We generally support stock option plans that are incentive based and not excessive.
•	We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
•	We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

•	We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
•	We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

•	We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
•	We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
•	We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
•	We generally support share repurchase programs.
•	We generally support the general updating of or corrective amendments to corporate charters and by-laws.
•	We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

•	We generally support management’s proposals regarding the approval of independent auditors.
•	We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

•	We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.
•	We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of the date of this filing, Mr. Wilmot H. Kidd, Chief Executive Officer, Mr. John C. Hill, President, and Mr. Andrew J. O’Neill, Vice President, manage the Corporation’s investments. Mr. Kidd has served as Chief Executive Officer since 2018 and served as President from 1973 to 2018. Mr. Hill joined the Corporation as a Vice President in 2016 and was elected President in 2018. He had previously worked as an investment analyst with Davis Selected Advisers LP since 2009. Mr. O’Neill joined the Corporation in 2009, and was elected Vice President in 2011. Mr. Kidd, Mr. Hill and Mr. O’Neill do not manage any other accounts, and accordingly, the Registrant is not aware of any material conflicts with their management of the Corporation’s investments.

Mr. Kidd’s, Mr. Hill’s and Mr. O’Neill’s compensation consists primarily of a fixed base salary and a bonus. All or a portion of their bonus may be paid in shares of stock of the Corporation. Their compensation is reviewed and approved annually by the Compensation and Nominating Committee of the Board of Directors (the “Committee”), which is comprised solely of independent directors. Their compensation may be adjusted from year to year based on the Committee’s perception of overall performance and their management responsibilities.

Mr. Kidd’s, Mr. Hill’s and Mr. O’Neill’s bonus in 2020 was at the discretion of the Committee. Mr. Kidd, Mr. Hill and Mr. O’Neill also participate in the Corporation’s 401k Profit Sharing Plan, pursuant to which the Corporation contributed a percentage of their eligible compensation.

As of December 31, 2020, the value of Mr. Kidd’s, Mr. Hill’s and Mr. O’Neill’s investment in Central Securities common stock each exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	0	NA	NA	NA
Month #2 (August 1 through August 31)	0	NA	NA	NA
Month #3 (September 1 through September 30)	15,937	$28.66	NA	NA
Month #4 (October 1 through October 31)	79,643	$29.24	NA	NA
Month #5 (November 1 through November 30)	0	NA	NA	NA
Month #6 (December 1 through December 31)	0	NA	NA	NA
Total	95,616	$29.14	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as set forth in the Corporation’s proxy statement dated February 8, 2021.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Attached hereto.

(3)	Not Applicable.

(4)	Not Applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

Chief Executive Officer

February 12, 2021

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

Chief Executive Officer

February 12, 2021

Date

By: /s/ Lawrence P. Vogel

Lawrence P. Vogel

Vice President and Treasurer

February 12, 2021

Date